EXHIBIT 99.1
                                 ------------

                 Computational Materials and/or ABS Term Sheet

                        Alternative Loan Trust 2005-72
                      Mortgage Pass-Through Certificates,
                                Series 2005-72







                              Marketing Materials







                                $[629,502,000]
                  (Approximate, subject to +/- 10% Variance)




                             CWALT, Inc. Depositor

                            Countrywide Home Loans
                                   (Seller)

                      Countrywide Home Loans Servicing LP
                              (Master Servicer)


                        [LOGO OMITTED] UBS INVESTMENT
                                           BANK

[LOGO OMITTED] UBS INVESTMENT                        Computational Materials for
                   BANK                           Alternative Loan Trust 2005-72
--------------------------------------------------------------------------------




                      COMPUTATIONAL MATERIALS DISCLAIMER

The analysis in this report is based on information provided by Countrywide Home Loans, Inc. (the "Seller"). Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement. Investors are urged to read the Prospectus and the Prospectus Supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by UBS in reliance upon information furnished by the Seller. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. Neither UBS nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the Certificates (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY UBS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. UBS IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
  as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
    "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein regarding the underlying assets supersedes information contained in any prior materials regarding the underlying assets. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED] UBS INVESTMENT                        Computational Materials for
                   BANK                           Alternative Loan Trust 2005-72
--------------------------------------------------------------------------------


Term Sheet                                      Date Prepared: November 18, 2005


                        Alternative Loan Trust 2005-72
              Mortgage Pass-Through Certificates, Series 2005-72

            $629,502,000 (Approximate, Subject to +/- 10% Variance)

                         Publicly Offered Certificates
                  Adjustable Rate Residential Mortgage Loans



======================================================================================================================
                                                                                      Expected
                                                                                      Principal
        Principal                                                WAL (Yrs)            Window (1)
        Amount ($)                              Interest         Call/                Start - Call -       Expected
Class   (Approx)       Certificate Type         Rate (2)         Maturity (1)         Maturity             Ratings (3)
----------------------------------------------------------------------------------------------------------------------
A-1     369,668,000    FLT / SUPER SEN          LIBOR + [ ]%     3.2 / 3.5            12/05-2/14-7/23      AAA/Aaa
A-2     184,834,000    FLT / SUPER SEN MEZZ     LIBOR + [ ]%     3.2 / 3.5            12/05-2/14-7/23      AAA/Aaa
A-3     75,000,000     FLT/ SUPER SEN           LIBOR + [ ]%     3.2 / 3.5            12/05-2/14-7/23      AAA/Aaa
A-4                    FLT/SEN MEZZ                              Not Offered Hereby
M-1                    FLT/MEZZ                                  Not Offered Hereby
M-2                    FLT/MEZZ                                  Not Offered Hereby
M-3                    FLT/MEZZ                                  Not Offered Hereby
M-4                    FLT/MEZZ                                  Not Offered Hereby
M-5                    FLT/MEZZ                                  Not Offered Hereby
M-6                    FLT/MEZZ                                  Not Offered Hereby







======================================================================================================================

(1) The WAL and Payment Window for the Class A-1, Class A-2, and Class A-3 Certificates are shown to the Optional Termination date and to maturity at the Pricing Prepayment Speed.

(2) For each Distribution Date, the Certificate Interest Rate for the Class A-1,Class A-2, Class A-3 and Class A-4 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 2 after the Optional Termination date) and (ii) the Net Rate Cap. For each Distribution Date, the Certificate Interest Rate for the Class M Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the Optional Termination date), and (ii) the Net Rate Cap.

(3)   Ratings from two of S&P, Moody's, or Fitch.





This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
 as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
   "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein regarding the underlying assets supersedes information contained in any prior materials regarding the underlying assets. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED] UBS INVESTMENT                        Computational Materials for
                   BANK                           Alternative Loan Trust 2005-72
--------------------------------------------------------------------------------



Depositor:                    CWALT, Inc.

Lead Underwriter:             UBS Securities LLC

Seller:                       Countrywide Home Loans, Inc.

Master Servicer:              Countrywide Home Loans Servicing, LP.

Trustee:                      The Bank of New York

Cut-off Date:                 November 1st, 2005.

Closing Date:                 November 30th, 2005.

Distribution  Date:           The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in December 2005.

Senior Certificates:          The Class A-1, Class A-2, Class A-3, Class A-4 and Class A-R Certificates.

Offered Certificates:         The Class A-1, Class A-2, and Class A-3 Certificates.

Non-offered Certificates:     The Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates.

Subordinate Certificates:     The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates.

Retained Certificates:        The Class C Certificates.

Interest Accrual Period:      The interest accrual period with respect to the Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution
                              Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).

Registration:                 The Offered Certificates (other than the Class A-R Certificates) will be made available in book-entry form through DTC.

Federal Tax Treatment:        The Trust will be established as one or more REMICs for federal income tax purposes.

ERISA Eligibility:            The Senior Certificates (other than the Class A-R Certificates), Class M-1, Class M-2, Class M-3,
                              Class M-4, Class M-5 Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Treatment:              The Senior Certificates and Class M-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA. The remaining Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:         The Master Servicer may, at its option, purchase all but not less than all of the Mortgage Loans in the trust on any Distribution Date on or after the first date on which the current aggregate scheduled principal balance, as of that date of determination, is 10% or less than the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:     The Offered Certificates will be priced to a prepayment speed of 25% CPR.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
 as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
   "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein regarding the underlying assets supersedes information contained in any prior materials regarding the underlying assets. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED] UBS INVESTMENT                        Computational Materials for
                   BANK                           Alternative Loan Trust 2005-72
--------------------------------------------------------------------------------



Mortgage Loans:               The Mortgage Loans consist of adjustable rate, negative amortization first lien residential mortgage loans with original terms to maturity of not more than 30 years. Approximately 41.74% of the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (up to three months after origination) based upon the London interbank offered rate for one-month U.S. dollar deposits as listed under "Money Rates" in The Wall Street Journal most recently available as of the first day of the month prior to the month of such Adjustment Date ("One-Month LIBOR" or "LIBOR").
                              Approximately 58.26% of the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (up to three months after origination) based upon the monthly weighted average cost of funds for depository institutions that have home offices located in Arizona, California or Nevada and that are members of the Eleventh District of the Federal Home Loan Bank System as computed from statistics tabulated and published by the Federal Home Loan Bank of San Francisco as most recently available generally as of a day specified in the related note ("Eleventh District
                              COFI"). The interest rate for each Mortgage Loan adjusts monthly to equal the sum of the related index and the related gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                              For each of the Mortgage Loans, the related borrower must make a minimum monthly payment which is subject to adjustment on a date specified in the related mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the last minimum monthly payment,
                              (ii) as of the fifth payment adjustment date of the first due date and on the same day every five years thereafter as well as the final payment adjustment date, the minimum monthly payment will be recast without regard to the limitation in clause (i) above to amortize fully the then unpaid principal balance over the remaining term to maturity and (iii) if the unpaid principal balance exceeds a percentage (in each case, not greater than 115%) of the original principal balance due to Deferred Interest (the "Negative Amortization Limit"), the minimum monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                              Negative amortization on a Mortgage Loan will occur if the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the
                              Mortgage Loan (such deficiency, "Deferred Interest"). The amount of any Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

                              The aggregate principal balance of the Mortgage Loans as of the Cut-off Date was approximately
                              $741,706,622.

Corridor Contract:            The Trust will include an interest rate corridor contract (the "Corridor Contract"). After the
                              Closing Date, the notional amount of the Corridor Contract will amortize down pursuant to the related amortization schedule. With respect to each Distribution Date, payments received on the
                              Corridor Contract will be based upon the scheduled notional amount of the Corridor Contract, and these payments will added to the Available Funds on that Distribution Date.

Credit Enhancement:           Senior/subordinate, overcollateralization structure. Within the Class M Certificates, each class of certificates will have a higher payment priority than those classes of certificates, if any, with the same alphabetical designation and a higher numerical designation. The credit enhancement information shown below is approximate and subject to +/- 0.50% variance and includes the initial
                              Overcollateralization Target Amount equal to [0.50]%.

                                                                             Initial Credit
                                               Class of Certificates         Enhancement Percentage
                                               ====================================================
                                               Class A-1                           [40.05]%
                                               Class A-2                           [15.13]%
                                               Class A-3                           [15.13]%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
 as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
   "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein regarding the underlying assets supersedes information contained in any prior materials regarding the underlying assets. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED] UBS INVESTMENT                        Computational Materials for
                   BANK                           Alternative Loan Trust 2005-72
--------------------------------------------------------------------------------



                                               Class A-4                           [5.70]%
                                               Class M-1                           [4.62]%
                                               Class M-2                           [3.68]%
                                               Class M-3                           [2.21]%
                                               Class M-4                           [1.50]%
                                               Class M-5                           [1.00]%
                                               Class M-6                           [0.50]%


Allocation of
Losses Among the
Senior Certificates:          Realized Losses allocable to the Senior Certificates will be allocated pro rata, until their Class
                              Certificate Balances are reduced to zero, except that (i) any Realized Losses that are otherwise allocable to the Class A-1, Class A-2, and Class A-3 Certificates will instead be allocated to the
                              Class A-4 Certificates, and (ii) any Realized Losses that are otherwise allocable to the Class A-1
                              Certificates will instead be allocated to the Class A-2 Certificates.

Overcollateralization
Amount:                       The Overcollateralization Amount with respect to any Distribution Date is the excess, if any, of
                              (a) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period over (b) the sum of the aggregate Certificate Principal Balance of the Class A-1, Class
                              A-2, Class A-3, and Class A-4 Certificates and Class M Certificates, after taking into account the distribution of principal on such Distribution Date.

Overcollateralization
Target Amount:                With respect to any Distribution Date, (i) prior to the Stepdown Date, an amount equal to [0.50]%
                              of the aggregate principal balance of the Mortgage Loans as of the Closing Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) (a) on any
                              Distribution Date on and after the Distribution Date in December 2008 but prior to the
                              Distribution Date in December 2011 [1.25]% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related due period (b) on the Distribution
                              Date in December 2011 and thereafter [1.00]% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related due period and (y) approximately
                              [0.50]% of the aggregate principal balance of the Mortgage Loans as of the Closing Date or (iii)
                              if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date. The Overcollateralization Target Amount for the Certificates is
                              expected to be fully funded on the Closing Date.

Principal
Distribution Amount:          The Excess of :

                              (i) The aggregate Certificate Principal Balance of the certificates related to such loan group immediately prior to such Distribution Date, over

                              (ii) The excess, if any, of (a) the aggregate outstanding Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to principal prepayments received in the related Prepayment Period), over (b) the Overcollateralization Target Amount.

Class A Principal
Distribution
Amount:                       The Class A Principal Distribution Amount is an amount equal to the excess of (x) the Certificate
                              Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y)
                              the lesser of (A) the product of (i) (x) on any Distribution Date on and after the Distribution
                              Date in December 2008 but prior to the Distribution Date in December 2011, approximately



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
 as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
   "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein regarding the underlying assets supersedes information contained in any prior materials regarding the underlying assets. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED] UBS INVESTMENT                        Computational Materials for
                   BANK                           Alternative Loan Trust 2005-72
--------------------------------------------------------------------------------



                              [85.7561315399]% and (y) on the Distribution Date in December 2011 and thereafter [88.6053240308]%
                              and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period minus approximately $[3,708,533].

Class M-1 Principal
Distribution Amount:          The Class M-1 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i)
                              the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the
                              Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution
                              Date over (y) the lesser of (A) the product of (i) (x) on any Distribution Date on and after the
                              Distribution Date in December 2008 but prior to the Distribution Date in December 2011, approximately [88.4528828098]% and (y) on the Distribution Date in December 2011 and thereafter
                              [90.762511888]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period minus approximately $[3,708,533].

Class M-2 Principal
Distribution Amount:          The Class M-2 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i)
                              the aggregate Certificate Principal Balance of the Class A Certificates and Class M-1 Certificates
                              (after taking into account the payment of the Class A and Class M-1 Principal Distribution Amounts
                              on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-2
                              Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of
                              (i) (x) on any Distribution Date on and after the Distribution Date in December 2008 but prior to the Distribution Date in December 2011, approximately [90.7933998143]% and (y) on the Distribution
                              Date in December 2011 and thereafter [92.6349496419]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period minus approximately
                              $[3,708,533].

Class M-3 Principal
Distribution Amount:          The Class M-3 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i)
                              the aggregate Certificate Principal Balance of the Class A Certificates, Class M-1 and Class M-2
                              Certificates (after taking into account the payment of the Class A, Class M-1, and Class M-2
                              Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal
                              Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) (x) on any Distribution Date on and after the Distribution Date in December 2008 but prior to the Distribution Date in December 2011, approximately
                              [94.4651911043]% and (y) on the Distribution Date in December 2011 and thereafter [95.5722296059]%
                              and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period minus approximately $[3,708,533].

Class M-4 Principal
Distribution Amount:          The Class M-4 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i)
                              the aggregate Certificate Principal Balance of the Class A Certificates, Class M-1, Class M-2 and
                              Class M-3 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate
                              Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date over
                              (y) the lesser of (A) the product of (i) (x) on any Distribution Date on and after the
                              Distribution Date in December 2008 but prior to the Distribution Date in December 2011, approximately [96.249519603]% and (y) on the Distribution Date in December 2011 and thereafter
                              [96.9997482077]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
 as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
   "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein regarding the underlying assets supersedes information contained in any prior materials regarding the underlying assets. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED] UBS INVESTMENT                        Computational Materials for
                   BANK                           Alternative Loan Trust 2005-72
--------------------------------------------------------------------------------



                              of the related due period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period minus approximately $[3,708,533].

Class M-5 Principal
Distribution Amount:          The Class M-5 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i)
                              the aggregate Certificate Principal Balance of the Class A Certificates, Class M-1, Class M-2,
                              Class M-3 and Class M-4 Certificates (after taking into account the payment of the Class A, Class
                              M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts on such Distribution Date)
                              and (ii) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) (x) on any Distribution Date on and after the Distribution Date in December 2008 but prior to the Distribution Date in December
                              2011, approximately [97.4997598015]% and (y) on the Distribution Date in December 2011 and
                              thereafter [97.9998741039]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period and (B) the aggregate principal balance of the Mortgage
                              Loans as of the last day of the related due period minus approximately $[3,708,533].

Class M-6 Principal
Distribution Amount:          The Class M-6 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i)
                              the aggregate Certificate Principal Balance of the Class A Certificates, Class M-1, Class M-2,
                              Class M-3, Class M-4 and Class M-5 Certificates (after taking into account the payment of the
                              Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts
                              on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-6
                              Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of
                              (i) (x) on any Distribution Date on and after the Distribution Date in December 2008 but prior to the Distribution Date in December 2011, approximately [98.75]% and (y) on the Distribution Date in
                              December 2011 and thereafter [99.00]% and (ii) the aggregate principal balance of the Mortgage
                              Loans as of the last day of the related due period and (B) the aggregate principal balance of the
                              Mortgage Loans as of the last day of the related due period minus approximately $[3,708,533].

Stepdown Date:                The earlier to occur of (i) the first Distribution Date on which the aggregate Certificate
                              Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (A) the Distribution Date in December 2008 and (B) the date that the credit enhancement percentage (calculated for this purpose only after taking into account distributions of principal on the Mortgage Loans, but prior to any distributions of the Principal Distribution Amount, to the holders of the certificates then entitled to distributions of principal on such Distribution Date)
                              is greater than or equal to (a) on any Distribution Date prior to the Distribution Date in
                              December 2011 [14.2438684601]% and (b) on the Distribution Date in December 2011 and thereafter
                              [11.3950947681]%.

Trigger Events:               With respect to any Distribution Date on or after the Stepdown Date, a Trigger Event is in effect if:

                              (a)  the percentage obtained by dividing (x) the aggregate principal balance of Mortgage Loans delinquent 60 days or more (including Mortgage Loans in foreclosure, Mortgage Loans with respect to which the related mortgaged properties have been acquired by the Trust and Mortgage Loans discharged due to bankruptcy) by (y) the aggregate principal balance of the Mortgage Loans, in each case, as of the last day of the previous calendar month, exceeds []% of the Credit
                                   Enhancement Percentage for the prior Distribution Date as specified in the Pooling and Servicing
                                   Agreement for the most senior class of Certificates then outstanding; or

                              (b)  the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related due period divided by the aggregate principal balance of the Mortgage Loans as of the
                                   Cut-off Date exceeds the approximate applicable percentages set forth below with respect to such
                                   Distribution Date:

                                    Distribution Date Occurring In                    Percentage
                                    ------------------------------                    ----------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
 as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
   "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein regarding the underlying assets supersedes information contained in any prior materials regarding the underlying assets. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED] UBS INVESTMENT                        Computational Materials for
                   BANK                           Alternative Loan Trust 2005-72
--------------------------------------------------------------------------------



                                    December 2007 through November 2008                [0.60]%
                                    December 2008 through November 2009                [1.10]%
                                    December 2009 through November 2010                [1.60]%
                                    December 2010 through November 2011                [2.20]%
                                    December 2011 and thereafter                       [2.24]%

Pass-Through Rate:            With respect to each Accrual Period and each class of interest-bearing certificates will be a per annum rate equal to the lesser of: (1) One-Month LIBOR for such Interest Accrual Period plus the related margin for such class and Accrual Period and (2) the applicable Net Rate Cap for such class for such Distribution Date.

Available Funds:              For any Distribution Date is equal to the sum of (a) all interest on the Mortgage Loans in that loan group collected on the related Due Date and received on or prior to the related Distribution
                              Date, less the related master servicing fees, trustee fees, and any payments made in respect of premiums on lender paid mortgage insurance, (b) the principal remittance amount for such loan group and Distribution Date and (c) payments received on the Corridor Contract.

Available Funds
Rate Cap:                     For any Distribution Date is equal to the product of (a) the Available Funds for such Distribution
                              Date and (b) a fraction, the numerator of which is 12, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the due date in the prior calendar month (after giving effect to principal prepayments received in the prepayment period related to that prior due date).

Net Rate Cap:                 For each Distribution Date is equal to the product of (a) the lesser of (i) the weighted average
                              Adjusted Net Mortgage Rate on the Mortgage Loans as of the Due Date in the prior calendar month
                              (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date) and (ii) the Available Funds Rate Cap and (b) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the related interest accrual period .


Net Rate Carry Over:          For a class of offered certificates, other than the Class A-R Certificates, on any Distribution
                              Date is the excess of: (1) the amount of interest that such class would have accrued for such
                              Distribution Date had the Pass-Through Rate for that class and the related Accrual Period not been calculated based on the applicable Net Rate Cap, over (2) the amount of interest such class accrued on such Distribution Date based on the applicable Net Rate Cap, plus the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable
                              Pass-Through Rate, without giving effect to the applicable Net Rate Cap).


Reserve Fund:                 The trust will have the benefit of a reserve fund for the first Distribution Date that will be used to cover any interest shortfalls due to teaser rates on the underlying collateral being lower than the initial coupons on the certificates.

Adjusted Net
Mortgage Rate:                With respect to any Distribution Date, the "Adjusted Net Mortgage Rate" for each Mortgage Loan and any Distribution Date is the Mortgage Rate thereof as of the due date occurring in the month preceding the month of the Distribution Date (after giving effect to principal prepayments in the prepayment period related to that prior due date) less the related master servicing fee rate, the trustee fee rate as provided in the pooling and servicing agreement and any lender paid mortgage insurance premiums for such Mortgage Loan (expressed as a per annum percentage of its stated
                              principal balance). The "Weighted Average Adjusted Net Mortgage Rate" for any Distribution Date
                              means the average of the Adjusted Net Mortgage Rate of each Mortgage Loan, weighted on the basis of its


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
 as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
   "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein regarding the underlying assets supersedes information contained in any prior materials regarding the underlying assets. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED] UBS INVESTMENT                        Computational Materials for
                   BANK                           Alternative Loan Trust 2005-72
--------------------------------------------------------------------------------



                              stated principal balance as of the due date occurring in the month preceding the month of the
                              Distribution Date (after giving effect to principal prepayments in the prepayment period related to that prior due date).

Payment on the Notes:         Available funds from the Mortgage Loans will be distributed in the following order of priority:

                              1)    Interest up to the Net Rate Cap, distributed pro-rata to the Class A Certificates, then sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6
                                    Certificates;

                              2)    On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect:

                                    I.    Pro-rata, principal up to the Principal Distribution Amount to the Class A-1, Class
                                          A-2, Class A-3, and Class A-4 Certificates until their Certificate Principal Balances have been reduced to zero;

                                    II.   Sequentially, principal up to the remaining Principal Distribution Amount to the Class
                                          M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates until their
                                          Certificate Principal Balances have been reduced to zero;

                              3)    On each Distribution Date (a) on or after the Stepdown Date or (b) on which a Trigger Event is not in effect:

                                    I.    Pro-rata, principal to the Class A-1, Class A-2, Class A-3, and Class A-4 Certificates
                                          up to the Class A Principal Distribution Amount;

                                    II.   Sequentially, principal to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5
                                          and Class M-6 Certificates up to their respective principal distribution amounts;

                              4)    Any unpaid realized losses, first, pro rata, to the Class A-1, Class A-2, Class A-3, and
                                    Class A-4 Certificates, except that, (i) unpaid realized losses otherwise payable to the
                                    Class A-4 Certificates, will instead be paid to the Class A-1, Class A-2, and Class A-3
                                    Certificates, pro rata, until their unpaid realized loss amounts have been reduced to zero, and, (ii) unpaid realized losses otherwise payable to the Class A-2 Certificates will instead be paid to the Class A-1 Certificates until it's unpaid realized loss amount has been reduced to zero, and then, sequentially, to the Class M-1, Class M-2, Class M-3, Class
                                    M-4, Class M-5 and Class M-6 Certificates;

                              5)    Sequentially, any Net Rate Carryover, distributed pro-rata amongst the Class A Certificates, then sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6
                                    Certificates; and

                              6)    Any remaining funds to the Class C Certificates.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
 as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
   "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein regarding the underlying assets supersedes information contained in any prior materials regarding the underlying assets. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED] UBS INVESTMENT                        Computational Materials for
                   BANK                           Alternative Loan Trust 2005-72
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                                    Weighted Average Life Table to Optional Termination Date
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
Class A-1 Certificates         10 CPR       15 CPR      20 CPR      25 CPR      30 CPR       40 CPR         50 CPR
------------------------------------------------------------------------------------------------------------------
Wtd. Avg. Life (years)            8.2          5.6         4.1         3.2         2.6          1.8            1.3
Principal Window (months)     1 - 227      1 - 165     1 - 125      1 - 99      1 - 81       1 - 57         1 - 42
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                               10 CPR       15 CPR      20 CPR      25 CPR      30 CPR       40 CPR         50 CPR
------------------------------------------------------------------------------------------------------------------
Wtd. Avg. Life (years)            8.2          5.6         4.1         3.2         2.6          1.8            1.3
Principal Window (months)     1 - 227      1 - 165     1 - 125      1 - 99      1 - 81       1 - 57         1 - 42
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                               10 CPR       15 CPR      20 CPR      25 CPR      30 CPR       40 CPR         50 CPR
------------------------------------------------------------------------------------------------------------------
Wtd. Avg. Life (years)            8.2          5.6         4.1         3.2         2.6          1.8            1.3
Principal Window (months)     1 - 227      1 - 165     1 - 125      1 - 99      1 - 81       1 - 57         1 - 42
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                            Weighted Average Life Table to Maturity
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                               10 CPR       15 CPR      20 CPR      25 CPR      30 CPR       40 CPR         50 CPR
------------------------------------------------------------------------------------------------------------------
Wtd. Avg. Life (years)            8.6          6.0         4.4         3.5         2.8          1.9            1.4
Principal Window (months)     1 - 346      1 - 311     1 - 259     1 - 212     1 - 175      1 - 125         1 - 93
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                               10 CPR       15 CPR      20 CPR      25 CPR      30 CPR       40 CPR         50 CPR
------------------------------------------------------------------------------------------------------------------
Wtd. Avg. Life (years)            8.6          6.0         4.4         3.5         2.8          1.9            1.4
Principal Window (months)     1 - 346      1 - 311     1 - 259     1 - 212     1 - 175      1 - 125         1 - 93
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                               10 CPR       15 CPR      20 CPR      25 CPR      30 CPR       40 CPR         50 CPR
------------------------------------------------------------------------------------------------------------------
Wtd. Avg. Life (years)            8.6          6.0         4.4         3.5         2.8          1.9            1.4
Principal Window (months)     1 - 346      1 - 311     1 - 259     1 - 212     1 - 175      1 - 125         1 - 93
------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
 as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
   "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein regarding the underlying assets supersedes information contained in any prior materials regarding the underlying assets. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED] UBS INVESTMENT                        Computational Materials for
                   BANK                           Alternative Loan Trust 2005-72
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                     Net Rate Cap Table*
-----------------------------------------------------------------------------------------------------


--------------------------------        -----------------------------        ------------------------
Period                  Net Rate        Period               Net Rate        Period          Net Rate
                         Cap (%)                              Cap (%)                         Cap (%)
1                          N/A**            36                   9.26            71              9.57
2                           7.74            37                   9.57            72              9.26
3                           8.73            38                   9.26            73              9.57
4                          10.15            39                   9.26            74              9.26
5                           9.26            40                  10.25            75              9.26
6                           9.57            41                   9.26            76               9.9
7                           9.26            42                   9.57            77              9.26
8                           9.57            43                   9.26            78              9.57
9                           9.26            44                   9.57            79              9.26
10                          9.26            45                   9.26            80              9.57
11                          9.57            46                   9.26            81              9.26
12                          9.26            47                   9.57            82              9.26
13                          9.57            48                   9.26            83              9.57
14                          9.26            49                   9.57            84              9.26
15                          9.26            50                   9.26            85              9.57
16                         10.25            51                   9.26            86              9.26
17                          9.26            52                  10.25            87              9.26
18                          9.57            53                   9.26            88             10.25
19                          9.26            54                   9.57            89              9.26
20                          9.57            55                   9.26            90              9.57
21                          9.26            56                   9.57            91              9.26
22                          9.26            57                   9.26            92              9.57
23                          9.57            58                   9.26            93              9.26
24                          9.26            59                   9.57            94              9.26
25                          9.57            60                   9.26            95              9.57
26                          9.26            61                   9.57            96              9.26
27                          9.26            62                   9.26            97              9.57
28                           9.9            63                   9.26            98              9.26
29                          9.26            64                  10.25            99              9.26
30                          9.57            65                   9.26        ------------------------
31                          9.26            66                   9.57
32                          9.57            67                   9.26
33                          9.26            68                   9.57
34                          9.26            69                   9.26
35                          9.57            70                   9.26
--------------------------------        -----------------------------


* Assumes each underlying collateral index value remains constant at 10.00% per annum and at the Pricing Prepayment Speed to the Optional Termination date.
** Includes the benefit of a reserve fund to cover period 1 interest short falls due to teaser rates on the underlying collateral.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
 as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
   "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein regarding the underlying assets supersedes information contained in any prior materials regarding the underlying assets. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED] UBS INVESTMENT                        Computational Materials for
                   BANK                           Alternative Loan Trust 2005-72
--------------------------------------------------------------------------------


                              Contact Information


                    FOR ADDITIONAL INFORMATION PLEASE CALL:

                  ------------------------------------------
                              UBS Securities LLC
                  ------------------------------------------


                                  MBS Finance

                  Douglas Adelman             (212) 713-2952

                            MBS Trading/Structuring

                  Brian Bowes                 (212) 713-2860
                  David Rashty                (212) 713-2860
                  Margarita Genis             (212) 713-2860
                  ------------------------------------------






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
 as appropriate (the "material"), was prepared solely by the Underwriter(s).
    The analysis in this report is based on information provided solely by Countrywide Home Loans, Inc. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the
   "Final Prospectus"), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein regarding the underlying assets supersedes information contained in any prior materials regarding the underlying assets. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
All records
================================================================================


-----------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Summary                          of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-----------------------------------------------------------------------------------------------------------------------------
Conforming                          1,513  350,252,190      47.22     3.514       3.112       705     76.28     78.37   24.86
Non-conforming                        697  391,454,432      52.78     3.147       2.754       706     75.28     78.63   15.08
-----------------------------------------------------------------------------------------------------------------------------
Total:                              2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51   19.70
-----------------------------------------------------------------------------------------------------------------------------
Total Balance: $741,706,622.01
Avg Loan Balance: $335,613.86
WA Gross Rate: 3.321%
WA Net Rate: 2.923%
WA FICO: 706
WA LTV: 76
WA Rem Term: 359
WA Months to Reset: 1
As of Date: 2005-11-01
WA Gross Margin: 3.522%
WA First Periodic Cap: 8.5%
WA Max Rate: 9.97%
IO%: 0%
Cal %: 41%
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Current Principal Balance        of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-----------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                      6      267,122       0.04     2.810       2.426       686     69.41     73.26   35.56
$50,000.01 - $100,000.00               68    5,324,046       0.72     2.968       2.584       714     72.26     74.14   45.46
$100,000.01 - $150,000.00             211   26,993,010       3.64     3.570       3.165       710     75.04     77.56   35.39
$150,000.01 - $200,000.00             311   54,588,905       7.36     3.517       3.111       704     75.94     78.08   31.50
$200,000.01 - $250,000.00             294   65,763,017       8.87     3.568       3.160       704     76.25     78.02   26.02
$250,000.01 - $300,000.00             276   75,826,577      10.22     3.350       2.957       702     76.50     78.67   24.76
$300,000.01 - $359,699.00             282   92,781,166      12.51     3.583       3.174       705     77.11     79.18   19.12
$359,699.01 - $600,000.00             567  256,541,405      34.59     3.246       2.848       704     77.34     79.93   14.07
$600,000.01 - $800,000.00             121   81,316,565      10.96     3.383       2.994       708     73.79     76.65   23.02
$800,000.01 - $1,000,000.00            44   41,199,059       5.55     3.207       2.823       701     71.89     76.46    8.92
$1,000,000.01 - $1,250,000.00          14   16,284,689       2.20     3.219       2.835       727     71.92     77.21    7.35
$1,250,000.01 - $1,500,000.00          12   17,116,061       2.31     1.678       1.294       731     70.06     78.06    8.76
$1,500,000.01 - $1,750,000.00           1    1,715,000       0.23     2.000       1.616       686     70.00     80.00    0.00
$1,750,000.01 - $2,000,000.00           3    5,990,000       0.81     2.082       1.698       695     58.87     66.66   33.39
-----------------------------------------------------------------------------------------------------------------------------
Total:                              2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51   19.70
-----------------------------------------------------------------------------------------------------------------------------
Minimum: $40,000.00
Maximum: $2,000,000.00
Average: $335,613.86
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Loan Servicers                   of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-----------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans              2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51   19.70
-----------------------------------------------------------------------------------------------------------------------------
Total:                              2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51   19.70
-----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 1 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
All records
================================================================================


------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Loan Originators                 of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans              2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51    19.70
------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51    19.70
------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Original Gross Rate              of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
0.501% - 1.000%                       919  336,629,503      45.39     3.664       3.280       711     74.68     77.76    16.71
1.001% - 1.500%                       604  198,997,695      26.83     3.105       2.721       704     74.97     77.80    17.74
1.501% - 2.000%                       287  102,399,833      13.81     2.552       2.165       692     75.69     78.12    23.53
2.001% - 2.500%                       209   49,671,716       6.70     2.855       2.465       714     78.77     81.03    33.86
2.501% - 3.000%                       100   30,697,972       4.14     3.373       2.916       696     80.48     82.30    19.60
3.001% - 3.500%                        62   16,744,999       2.26     4.648       3.963       699     86.25     87.17    31.22
3.501% - 4.000%                        22    4,866,164       0.66     3.762       3.057       695     83.55     84.90    21.89
4.001% - 4.500%                         3      900,482       0.12     4.240       3.662       741     87.02     92.34    77.49
4.501% - 5.000%                         1      206,651       0.03     8.625       7.081       647     90.00     90.00     0.00
5.001% - 5.500%                         2      234,000       0.03     5.125       3.901       650     87.69     87.69   100.00
5.501% - 6.000%                         1      357,607       0.05     5.625       4.866       721     79.78     79.78   100.00
------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51    19.70
------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 5.625%
Weighted Average: 1.484%
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average   % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined      Alt
Current Gross Rate               of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV      Doc
------------------------------------------------------------------------------------------------------------------------------
0.501% - 1.000%                       482  178,653,221      24.09     1.000       0.616       712     73.89     77.97    13.95
1.001% - 1.500%                       404  141,243,672      19.04     1.471       1.087       701     74.86     78.20    14.05
1.501% - 2.000%                       234   87,403,930      11.78     1.821       1.437       692     73.81     76.51    24.62
2.001% - 2.500%                       183   44,255,334       5.97     2.359       1.975       713     78.36     80.62    32.69
2.501% - 3.000%                        89   27,613,949       3.72     2.930       2.500       698     79.74     81.69    18.78
3.001% - 3.500%                        46   11,622,943       1.57     3.274       2.760       699     84.50     85.73    35.80
3.501% - 4.000%                        22    4,866,164       0.66     3.762       3.057       695     83.55     84.90    21.89
4.001% - 4.500%                         3      900,482       0.12     4.240       3.662       741     87.02     92.34    77.49
4.501% - 5.000%                         1      205,897       0.03     4.750       4.366       700     80.00     80.00     0.00
5.001% - 5.500%                         4      712,245       0.10     5.324       4.664       706     84.14     84.14    57.38
5.501% - 6.000%                        26    9,593,635       1.29     5.893       5.495       711     76.57     78.68    19.51
6.001% - 6.500%                       184   58,190,756       7.85     6.354       5.970       715     75.71     76.65    28.49
6.501% - 7.000%                       305  104,173,497      14.05     6.789       6.395       706     76.54     78.84    17.30
7.001% or more                        227   72,270,897       9.74     7.383       6.939       706     77.97     79.56    24.00
------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51    19.70
------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 9.950%
Weighted Average: 3.321%
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 2 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
All records
================================================================================



-----------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Gross Margin                     of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-----------------------------------------------------------------------------------------------------------------------------
2.000% or less                         11    2,548,593       0.34     3.898       3.461       712     72.67     73.90   53.99
2.001% - 2.250%                        27    9,263,000       1.25     2.794       2.410       712     72.82     72.82   25.61
2.251% - 2.500%                        44   13,229,448       1.78     3.277       2.893       725     74.80     76.70   30.88
2.501% - 2.750%                       102   37,625,120       5.07     3.963       3.579       720     73.38     76.01   24.97
2.751% - 3.000%                       219   78,472,207      10.58     3.622       3.231       710     75.51     78.08   17.51
3.001% - 3.250%                       227   80,043,132      10.79     3.627       3.237       711     74.85     77.44   22.80
3.251% - 3.500%                       475  152,686,992      20.59     3.272       2.887       709     75.68     79.05   15.91
3.501% - 3.750%                       347  114,707,650      15.47     3.119       2.731       703     75.34     77.42   17.79
3.751% - 4.000%                       304  103,877,999      14.01     3.527       3.131       700     76.69     78.63   24.85
4.001% - 4.250%                       353  115,784,685      15.61     2.688       2.290       700     76.54     80.46   18.46
4.251% - 4.500%                        75   26,010,225       3.51     3.102       2.660       686     77.17     80.89    8.86
4.501% - 4.750%                        10    3,482,224       0.47     6.163       5.467       693     79.27     79.27   37.94
4.751% - 5.000%                         3      867,240       0.12     6.929       5.809       657     89.99     89.99   51.91
5.001% - 5.250%                         4    1,398,930       0.19     5.653       4.628       694     89.78     89.78   28.51
5.251% - 5.500%                         6    1,230,950       0.17     3.924       2.677       666     88.42     88.42   29.02
5.501% - 5.750%                         2      336,946       0.05     8.577       7.187       659     90.00     90.00    0.00
6.501% - 6.750%                         1      141,282       0.02     9.950       9.566       718     72.62     72.62  100.00
------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51   19.70
------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.975%
Maximum: 6.625%
Weighted Average: 3.522%
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Current Net Rate                 of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
------------------------------------------------------------------------------------------------------------------------------
0.501% - 1.000%                       580  206,838,066      27.89     1.048       0.664       713     74.21     78.23   13.97
1.001% - 1.500%                       471  174,521,662      23.53     1.586       1.202       700     73.81     76.66   16.06
1.501% - 2.000%                       158   49,028,517       6.61     2.124       1.715       684     77.38     80.40   38.28
2.001% - 2.500%                       132   33,427,453       4.51     2.644       2.183       709     79.86     81.95   24.65
2.501% - 3.000%                        97   27,386,407       3.69     3.090       2.691       700     81.30     83.31   19.76
3.001% - 3.500%                        22    4,467,549       0.60     3.694       3.239       691     81.85     83.32   41.01
3.501% - 4.000%                         4      921,374       0.12     4.351       3.753       733     85.34     90.54  100.00
4.001% - 4.500%                         2      408,565       0.06     4.626       4.242       724     87.44     87.44    0.00
4.501% - 5.000%                         2      661,186       0.09     5.510       4.923       726     79.40     79.40   54.09
5.001% - 5.500%                        14    5,823,371       0.79     5.934       5.427       718     76.68     78.33   12.21
5.501% - 6.000%                       132   42,603,730       5.74     6.254       5.863       714     76.57     77.38   27.38
6.001% - 6.500%                       316  107,217,190      14.46     6.706       6.315       708     76.20     78.15   19.71
6.501% - 7.000%                       231   73,624,535       9.93     7.214       6.806       707     77.40     79.73   20.42
7.001% or more                         49   14,777,018       1.99     7.776       7.277       701     78.40     78.70   34.39
------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51   19.70
------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.616%
Maximum: 9.566%
Weighted Average: 2.923%
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 3 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
All records
================================================================================



------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Amortization Type                of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
------------------------------------------------------------------------------------------------------------------------------
Negative Amortizing                 2,210   741,706,622    100.00     3.321       2.923       706     75.76     78.51   19.70
------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210   741,706,622    100.00     3.321       2.923       706     75.76     78.51   19.70
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
Remaining Months                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
to maturity                      of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
------------------------------------------------------------------------------------------------------------------------------
341 - 350                               2      484,855       0.07     6.219       5.835       737     78.58     78.58  100.00
351 - 355                              33   10,255,994       1.38     6.773       6.376       712     81.47     84.82    2.15
356 - 360                           2,175  730,965,773      98.55     3.270       2.872       705     75.67     78.42   19.89
------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51   19.70
------------------------------------------------------------------------------------------------------------------------------
Minimum: 347
Maximum: 360
Weighted Average: 359
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Seasoning                        of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
------------------------------------------------------------------------------------------------------------------------------
0 <=                                1,352  459,646,334      61.97     1.567       1.174       703     75.11     78.55   17.47
1 - 6                                 848  279,787,340      37.72     6.171       5.766       709     76.77     78.40   23.26
7 - 12                                  8    1,788,093       0.24     7.199       6.738       703     81.68     86.41   12.33
13 - 18                                 2      484,855       0.07     6.219       5.835       737     78.58     78.58  100.00
------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51   19.70
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Index for loans                  of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
------------------------------------------------------------------------------------------------------------------------------
1 MO COFI                           1,299   432,110,963     58.26     3.074       2.677       702     75.84     78.67   19.12
1 MO LIBOR                            911   309,595,659     41.74     3.665       3.266       710     75.64     78.29   20.50
------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210   741,706,622    100.00     3.321       2.923       706     75.76     78.51   19.70
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 4 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
All records
================================================================================



------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Months to Roll                   of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
------------------------------------------------------------------------------------------------------------------------------
1                                   1,775   598,422,668     80.68     3.681       3.281       706     75.96     78.58   19.51
2                                     277    91,275,039     12.31     1.664       1.272       702     75.92     79.63   21.41
3                                     133    42,780,773      5.77     2.074       1.687       703     72.64     74.52   17.43
4                                      25     9,228,142      1.24     2.138       1.754       708     75.41     81.28   25.35
------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210   741,706,622    100.00     3.321       2.923       706     75.76     78.51   19.70
------------------------------------------------------------------------------------------------------------------------------
Average AS OF: 2005-11-01
Minimum: 1
Maximum: 4
Weighted Average: 1
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Lifetime Maximum Rate            of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
------------------------------------------------------------------------------------------------------------------------------
9.501% - 10.000%                    2,178   732,177,428     98.72     3.290       2.893       706     75.73     78.48   19.64
10.001% - 10.500%                      11     2,999,670      0.40     6.204       5.820       695     76.59     83.59    0.00
10.501% - 11.000%                       6     2,157,810      0.29     4.228       3.844       694     73.01     73.01    7.88
11.001% - 11.500%                       6     1,878,314      0.25     6.431       5.709       670     78.98     78.98   53.21
11.501% - 12.000%                       5     1,528,045      0.21     5.484       5.100       704     85.86     87.72   52.88
12.001% or more                         4       965,355      0.13     5.904       5.520       687     79.40     79.40   28.68
------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210   741,706,622    100.00     3.321       2.923       706     75.76     78.51   19.70
------------------------------------------------------------------------------------------------------------------------------
Minimum: 9.950%
Maximum: 12.700%
Weighted Average: 9.965%
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
First Adjustment Cap             of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
------------------------------------------------------------------------------------------------------------------------------
0.000%                              2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51   19.70
------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51   19.70
------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 0.000%
Weighted Average: 0.000%
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
Distribution by                    Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
IO only terms                    of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
------------------------------------------------------------------------------------------------------------------------------
0                                   2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51   19.70
------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51   19.70
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 5 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
All records
================================================================================



------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
Original Prepayment                Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Penalty Term                     of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
------------------------------------------------------------------------------------------------------------------------------
0                                     836  296,239,009      39.94     3.484       3.084       711     75.79      78.28  18.97
12                                    886  299,538,133      40.38     3.157       2.760       705     75.68      79.05  20.47
36                                    488  145,929,479      19.67     3.325       2.930       696     75.84      77.87  19.58
------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210  741,706,622     100.00     3.321       2.923       706     75.76      78.51  19.70
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Original LTV                     of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
------------------------------------------------------------------------------------------------------------------------------
50.00% or less                         62   15,876,575       2.14     2.443       2.059       723     40.95      43.50  19.38
50.01% - 55.00%                        37   14,482,578       1.95     3.262       2.878       704     53.22      54.37  11.05
55.01% - 60.00%                        36   13,755,746       1.85     2.390       2.006       702     58.15      58.71  10.37
60.01% - 65.00%                        76   26,648,989       3.59     3.039       2.655       712     63.63      65.91  15.32
65.01% - 70.00%                       224   84,762,375      11.43     2.626       2.242       708     68.78      72.59  11.05
70.01% - 75.00%                       315  126,102,547      17.00     3.576       3.192       699     74.09      76.73  12.60
75.01% - 80.00%                     1,288  415,511,038      56.02     3.294       2.910       707     79.67      82.70  23.21
80.01% - 85.00%                        25    6,665,782       0.90     4.179       3.622       690     84.06      84.06  33.67
85.01% - 90.00%                       112   28,521,379       3.85     5.038       4.446       693     89.32      89.32  31.48
90.01% - 95.00%                        35    9,379,614       1.26     5.241       4.545       700     94.76      94.76  31.86
------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210  741,706,622     100.00     3.321       2.923       706     75.76      78.51  19.70
------------------------------------------------------------------------------------------------------------------------------
Minimum: 19.75
Maximum: 95.00
Weighted Average:
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Combined LTV                     of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
------------------------------------------------------------------------------------------------------------------------------
50.00% or less                         61   14,639,075       1.97     2.565       2.181       722     40.18      40.42  21.01
50.01% - 55.00%                        36   13,482,578       1.82     3.412       3.028       709     53.21      53.21  11.87
55.01% - 60.00%                        35   13,007,887       1.75     2.154       1.770       701     58.18      58.18  10.97
60.01% - 65.00%                        69   22,457,409       3.03     3.096       2.712       707     63.53      63.53  17.73
65.01% - 70.00%                       191   69,441,746       9.36     2.932       2.548       708     68.28      68.75   7.60
70.01% - 75.00%                       272  102,469,629      13.82     3.851       3.467       696     73.96      74.03  14.80
75.01% - 80.00%                       908  293,959,917      39.63     3.392       3.008       710     79.21      79.62  23.89
80.01% - 85.00%                        49   18,269,505       2.46     3.469       3.022       707     79.14      83.60  20.08
85.01% - 90.00%                       550  182,697,803      24.63     3.129       2.713       702     79.96      89.64  21.17
90.01% - 95.00%                        38   11,129,075       1.50     4.589       3.941       700     92.44      94.80  26.85
95.01% - 100.00%                        1      152,000       0.02     1.000       0.616       689     80.00     100.00   0.00
------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210  741,706,622     100.00     3.321       2.923       706     75.76      78.51  19.70
------------------------------------------------------------------------------------------------------------------------------
Minimum: 19.75
Maximum: 100.00
Weighted Average: 78.51
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 6 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
All records
================================================================================



------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
Geographical                       Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Distribution (Top 5)             of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
------------------------------------------------------------------------------------------------------------------------------
California                            748  305,064,798      41.13     3.373       2.979       703     74.30     76.93   14.63
Florida                               338   94,653,850      12.76     3.033       2.631       714     76.82     80.43   13.45
New Jersey                            114   40,326,798       5.44     3.045       2.645       697     76.39     77.99   17.56
Arizona                               145   39,322,531       5.30     3.625       3.241       706     76.34     78.06   34.95
Nevada                                115   34,984,074       4.72     3.487       3.098       710     77.85     80.42   25.13
Other                                 750  227,354,570      30.65     3.341       2.936       706     76.74     79.70   26.00
------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51   19.70
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
California loan                    Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
breakdown                        of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
------------------------------------------------------------------------------------------------------------------------------
Northern CA                           277  105,273,697      14.19     3.408       3.017       702     75.40     77.60   13.69
Southern CA                           471  199,791,102      26.94     3.355       2.959       704     73.71     76.58   15.12
State not in CA                     1,462  436,641,824      58.87     3.284       2.884       707     76.78     79.61   23.24
------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51   19.70
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
Top 10                             Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Zip Codes                        of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
------------------------------------------------------------------------------------------------------------------------------
91344                                   7    3,654,388       0.49     3.291       2.907       692     77.74     83.09   13.76
08226                                   3    2,936,997       0.40     2.370       1.986       740     61.48     61.48    0.00
33156                                   4    2,929,158       0.39     2.203       1.819       721     72.13     77.15    3.07
89141                                   6    2,911,137       0.39     2.921       2.537       703     79.38     80.23   66.43
85249                                   6    2,569,646       0.35     4.698       4.314       726     76.61     76.61   30.70
99516                                   3    2,538,935       0.34     6.747       6.363       713     72.52     75.30    0.00
92262                                   3    2,510,532       0.34     2.115       1.731       754     74.78     78.80   59.75
95340                                  10    2,494,615       0.34     3.477       3.093       733     71.72     73.34   23.76
92234                                   6    2,444,689       0.33     5.916       5.532       694     77.43     78.83   53.05
89031                                  10    2,326,976       0.31     4.161       3.777       695     80.53     82.81   17.93
Other                               2,152  714,389,549      96.32     3.306       2.908       705     75.81     78.58   19.45
------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51   19.70
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 7 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
All records
================================================================================



------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
FICO Scores                      of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
------------------------------------------------------------------------------------------------------------------------------
600 or less or not available            1      173,600       0.02     1.000       0.616         0     70.00     70.00    0.00
601 - 620                              11    2,378,090       0.32     2.771       2.301       616     80.25     80.35   46.23
621 - 640                             112   37,133,590       5.01     3.144       2.731       631     75.01     76.94   35.86
641 - 660                             221   70,513,159       9.51     3.068       2.660       652     75.52     78.93   26.59
661 - 680                             383  130,360,646      17.58     3.344       2.945       671     76.67     79.41   11.14
681 - 700                             424  142,220,025      19.17     3.174       2.780       690     75.94     78.85   16.78
701 - 720                             280  100,562,830      13.56     3.478       3.082       710     76.45     78.50   21.54
721 - 740                             253   84,483,446      11.39     3.911       3.505       731     75.95     78.63   20.27
741 - 760                             217   67,931,985       9.16     3.139       2.746       750     75.72     78.94   15.99
761 greater than or equal to          308  105,949,251      14.28     3.231       2.846       780     73.93     76.83   23.49
------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51   19.70
------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 606
Maximum: 821
Weighted Average: 706
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Mortgage Properties              of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
------------------------------------------------------------------------------------------------------------------------------
Condominium                           303   83,971,496      11.32     3.176       2.779       715     77.58     80.73   19.53
PUD                                   488  175,424,686      23.65     3.553       3.154       708     76.78     79.81   22.29
Single Family                       1,254  424,452,949      57.23     3.196       2.798       702     75.11     77.72   18.93
Two- to Four Family                   165   57,857,491       7.80     3.742       3.350       706     74.77     77.17   17.68
------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51   19.70
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Occupancy types                  of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
------------------------------------------------------------------------------------------------------------------------------
Investor                              653  173,943,628      23.45     3.886       3.500       716     75.40     78.03   26.47
Primary                             1,385  516,663,244      69.66     3.224       2.821       701     75.85     78.58   17.97
Secondary                             172   51,099,749       6.89     2.374       1.990       721     76.04     79.40   14.12
------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51   19.70
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Loan Purpose                     of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
------------------------------------------------------------------------------------------------------------------------------
Purchase                            1,000  329,256,146      44.39     3.345       2.946       715     78.47     82.71   19.38
Cash Out Refinance                    927  313,716,529      42.30     3.270       2.878       698     73.22     74.37   19.99
Rate/Term Refinance                   283   98,733,947      13.31     3.398       2.986       697     74.75     77.66   19.80
------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51   19.70
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 8 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
All records
================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Document Type                    of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
Alternate                             140   38,033,141       5.13     3.452       3.028       700     77.25     79.50   100.00
CLUES                                  12    4,953,517       0.67     4.719       4.307       675     78.75     80.84     0.00
Full                                  381  108,053,884      14.57     3.710       3.311       708     77.55     79.98   100.00
Reduced                             1,483  527,064,038      71.06     3.188       2.796       706     75.64     78.78     0.00
Stated Doc                            194   63,602,041       8.58     3.566       3.142       703     72.54     73.03     0.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51    19.70
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
Rate Adjustment                    Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Frequency                        of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
1                                   2,210   741,706,622    100.00     3.321       2.923       706     75.76     78.51    19.70
-------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210   741,706,622    100.00     3.321       2.923       706     75.76     78.51    19.70
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
Payment Adjustment                 Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Frequency                        of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
12                                  2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51    19.70
-------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51    19.70
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Max Balance Amount               of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
110.00                                 45    16,985,592      2.29     3.379       2.995       706     75.35     78.99    12.67
115.00                              2,165   724,721,030     97.71     3.319       2.921       706     75.77     78.50    19.86
-------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210   741,706,622    100.00     3.321       2.923       706     75.76     78.51    19.70
-------------------------------------------------------------------------------------------------------------------------------
WA NGM AMT: 114.89
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
Periodic                           Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Payment Cap                      of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
7.500                               2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51    19.70
-------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51    19.70
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 9 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
All records
================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Teaser Period                    of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
1                                   1,929   649,074,150     87.51     3.479       3.081       705     75.86     78.73   19.11
3                                     281    92,632,472     12.49     2.207       1.813       708     75.02     76.98   23.79
-------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210   741,706,622    100.00     3.321       2.923       706     75.76     78.51   19.70
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.00
Maximum: 3.00
Weighted Average Teaser: 1.25
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Silent 2nd                       of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
N                                   1,725  560,837,128      75.61     3.508       3.105       706     75.35     75.36   20.45
Y                                     485  180,869,494      24.39     2.740       2.356       705     77.00     88.29   17.34
-------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51   19.70
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
DTI                              of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
0 or less                               6    1,659,337       0.22     4.325       3.941       697     78.53     81.10   34.35
1 - 10                                 20    5,131,350       0.69     3.838       3.454       701     72.52     73.06   18.77
11 - 20                                81   23,183,980       3.13     3.286       2.896       727     74.19     75.81   25.07
21 - 30                               324   96,364,777      12.99     3.554       3.166       710     75.40     78.60   16.07
31 - 40                               723  246,505,358      33.23     3.314       2.915       707     75.57     78.50   15.33
41 - 50                               766  271,385,365      36.59     3.308       2.911       701     75.89     78.73   19.48
51 - 60                               290   97,476,456      13.14     3.103       2.695       704     76.73     78.73   33.44
-------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51   19.70
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Hard Soft Breakout               of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
12 - HARD                             886  299,538,133      40.38     3.157       2.760       705     75.68     79.05   20.47
36 - HARD                             488  145,929,479      19.67     3.325       2.930       696     75.84     77.87   19.58
No Prepay                             836  296,239,009      39.94     3.484       3.084       711     75.79     78.28   18.97
-------------------------------------------------------------------------------------------------------------------------------
Total:                              2,210  741,706,622     100.00     3.321       2.923       706     75.76     78.51   19.70
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 10 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
11th District COFI Index
================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Summary                          of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
Conforming                            886   206,706,607     47.84     3.284       2.881       705     75.94     78.15    24.73
Non-conforming                        413   225,404,357     52.16     2.881       2.491       700     75.75     79.14    13.98
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299   432,110,963    100.00     3.074       2.677       702     75.84     78.67    19.12
-------------------------------------------------------------------------------------------------------------------------------
Total Balance: $432,110,963.36
Avg Loan Balance: $332,648.93
WA Gross Rate: 3.074%
WA Net Rate: 2.677%
WA FICO: 702
WA LTV: 76
WA Rem Term: 360
WA Months to Reset: 1
As of Date: 2005-11-01
WA Gross Margin: 3.830%
WA First Periodic Cap: 8.5%
WA Max Rate: 9.96%
IO%: 0%
Cal %: 45%
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Current Principal Balance        of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                      3      138,600       0.03     1.998       1.614       714     67.47     67.47    34.63
$50,000.01 - $100,000.00               46    3,596,988       0.83     2.643       2.259       713     70.95     72.64    44.08
$100,000.01 - $150,000.00             124   15,840,510       3.67     3.326       2.907       711     74.07     76.42    30.20
$150,000.01 - $200,000.00             161   28,259,722       6.54     3.452       3.056       702     75.06     77.22    34.27
$200,000.01 - $250,000.00             178   39,717,439       9.19     3.398       2.996       703     76.05     77.80    25.23
$250,000.01 - $300,000.00             165   45,453,057      10.52     3.012       2.618       701     76.66     78.88    26.23
$300,000.01 - $359,699.00             168   55,272,950      12.79     3.252       2.840       705     76.53     79.00    16.81
$359,699.01 - $600,000.00             341  153,073,522      35.42     2.970       2.575       701     77.50     80.05    13.75
$600,000.01 - $800,000.00              77   51,793,087      11.99     3.288       2.904       703     74.02     77.14    19.42
$800,000.01 - $1,000,000.00            21   19,239,134       4.45     2.421       2.037       691     71.05     76.09     5.19
$1,000,000.01 - $1,250,000.00           9   10,631,329       2.46     3.044       2.660       720     71.68     75.18    11.26
$1,250,000.01 - $1,500,000.00           5    7,094,625       1.64     1.227       0.843       700     73.19     84.07     0.00
$1,750,000.01 - $2,000,000.00           1    2,000,000       0.46     2.000       1.616       651     66.67     90.00   100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67    19.12
-------------------------------------------------------------------------------------------------------------------------------
Minimum: $41,600.00
Maximum: $2,000,000.00
Average: $332,648.93
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Loan Servicers                   of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67    19.12
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67    19.12
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 1 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
11th District COFI Index
================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Loan Originators                 of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67    19.12
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67    19.12
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Original Gross Rate              of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
0.501% - 1.000%                       534  191,576,491      44.34     3.440       3.056       709     74.70     77.77    16.35
1.001% - 1.500%                       352  119,447,035      27.64     2.680       2.296       702     74.93     78.07    17.30
1.501% - 2.000%                       165   58,907,637      13.63     2.485       2.096       681     75.58     78.10    23.92
2.001% - 2.500%                       121   27,306,679       6.32     2.838       2.447       713     78.96     80.86    31.45
2.501% - 3.000%                        74   22,358,922       5.17     3.246       2.816       695     81.69     83.56    18.49
3.001% - 3.500%                        34    8,472,507       1.96     4.217       3.589       697     85.81     86.66    27.00
3.501% - 4.000%                        13    2,700,560       0.62     3.781       2.949       691     85.53     86.47    22.47
4.001% - 4.500%                         3      900,482       0.21     4.240       3.662       741     87.02     92.34    77.49
4.501% - 5.000%                         1      206,651       0.05     8.625       7.081       647     90.00     90.00     0.00
5.001% - 5.500%                         2      234,000       0.05     5.125       3.901       650     87.69     87.69   100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67    19.12
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 5.125%
Weighted Average: 1.503%
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Current Gross Rate               of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
0.501% - 1.000%                       289  106,858,732      24.73     1.000       0.616       710     74.27     78.61    12.98
1.001% - 1.500%                       264   92,752,504      21.46     1.479       1.095       699     75.09     78.68    15.36
1.501% - 2.000%                       137   51,099,074      11.83     1.843       1.459       680     74.10     76.76    24.47
2.001% - 2.500%                       109   24,429,054       5.65     2.367       1.983       713     78.71     80.46    30.47
2.501% - 3.000%                        69   20,803,982       4.81     2.963       2.561       696     81.18     83.19    17.71
3.001% - 3.500%                        28    6,559,891       1.52     3.269       2.750       697     84.87     85.96    32.96
3.501% - 4.000%                        13    2,700,560       0.62     3.781       2.949       691     85.53     86.47    22.47
4.001% - 4.500%                         3      900,482       0.21     4.240       3.662       741     87.02     92.34    77.49
4.501% - 5.000%                         1      205,897       0.05     4.750       4.366       700     80.00     80.00     0.00
5.001% - 5.500%                         2      234,000       0.05     5.125       3.901       650     87.69     87.69   100.00
5.501% - 6.000%                        12    5,293,585       1.23     5.860       5.476       722     75.36     77.19     0.00
6.001% - 6.500%                       154   48,400,349      11.20     6.360       5.976       711     75.34     76.31    25.47
6.501% - 7.000%                       173   57,729,523      13.36     6.773       6.376       704     77.01     79.08    20.69
7.001% or more                         45   14,143,330       3.27     7.285       6.776       696     76.17     77.13    20.54
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67    19.12
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 8.625%
Weighted Average: 3.074%
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 2 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
11th District COFI Index
================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Gross Margin                     of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
2.000% or less                          1      205,897       0.05     4.750       4.366       700     80.00     80.00     0.00
2.501% - 2.750%                         5    1,932,500       0.45     1.571       1.187       703     74.22     75.39    33.95
2.751% - 3.000%                        28    8,843,408       2.05     3.141       2.757       720     73.73     76.43    35.32
3.001% - 3.250%                        58   19,477,741       4.51     3.124       2.735       710     73.50     77.21    25.07
3.251% - 3.500%                       170   55,470,213      12.84     3.421       3.037       714     75.14     77.73    15.96
3.501% - 3.750%                       316  106,205,653      24.58     2.976       2.590       703     75.11     77.23    17.76
3.751% - 4.000%                       280   93,816,539      21.71     3.341       2.955       700     76.33     78.49    21.89
4.001% - 4.250%                       348  114,574,964      26.52     2.663       2.272       700     76.41     80.37    18.23
4.251% - 4.500%                        71   24,998,651       5.79     2.976       2.566       685     76.67     80.55     9.21
4.501% - 4.750%                         8    2,943,361       0.68     5.719       5.128       689     76.66     76.66    44.89
4.751% - 5.000%                         2      675,211       0.16     6.375       5.361       656     90.00     90.00    66.68
5.001% - 5.250%                         4    1,398,930       0.32     5.653       4.628       694     89.78     89.78    28.51
5.251% - 5.500%                         6    1,230,950       0.28     3.924       2.677       666     88.42     88.42    29.02
5.501% - 5.750%                         2      336,946       0.08     8.577       7.187       659     90.00     90.00     0.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67    19.12
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.900%
Maximum: 5.750%
Weighted Average: 3.830%
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Current Net Rate                 of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
0.501% - 1.000%                       333  120,229,090      27.82     1.039       0.655       711     74.24     78.79    12.89
1.001% - 1.500%                       304  110,836,407      25.65     1.570       1.186       695     74.45     77.35    15.04
1.501% - 2.000%                       105   31,393,691       7.27     2.092       1.696       678     77.11     79.64    37.55
2.001% - 2.500%                        78   18,432,354       4.27     2.655       2.180       704     82.12     84.06    31.15
2.501% - 3.000%                        77   22,313,196       5.16     3.065       2.668       698     81.17     83.02    17.70
3.001% - 3.500%                        12    2,009,499       0.47     3.742       3.200       700     82.16     83.42    44.38
3.501% - 4.000%                         4      921,374       0.21     4.351       3.753       733     85.34     90.54   100.00
4.001% - 4.500%                         2      408,565       0.09     4.626       4.242       724     87.44     87.44     0.00
5.001% - 5.500%                        10    4,825,173       1.12     5.969       5.437       717     76.47     77.74     0.00
5.501% - 6.000%                       100   31,996,379       7.40     6.270       5.886       713     76.00     76.85    24.04
6.001% - 6.500%                       199   65,071,945      15.06     6.669       6.277       704     76.25     78.01    23.91
6.501% - 7.000%                        72   22,991,989       5.32     7.125       6.711       703     75.96     77.74    17.08
7.001% or more                          3      681,303       0.16     8.285       7.101       682     88.65     88.65     0.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67    19.12
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.616%
Maximum: 7.356%
Weighted Average: 2.677%
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Amortization Type                of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
Negative Amortizing                 1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67    19.12
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67    19.12
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 3 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
11th District COFI Index
================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
Remaining Months                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
to maturity                      of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
351 - 355                               6    2,014,215       0.47     6.180       5.796       722     80.85     83.88    0.00
356 - 360                           1,293  430,096,749      99.53     3.059       2.663       702     75.82     78.64   19.21
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67   19.12
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 354
Maximum: 360
Weighted Average: 360
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Seasoning                        of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
0 <=                                  850  285,663,290      66.11     1.579       1.186       700     75.53     79.07   17.64
1 - 6                                 449  146,447,673      33.89     5.990       5.586       706     76.45     77.88   22.02
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67   19.12
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Index for loans                  of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
1 MO COFI                           1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67   19.12
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67   19.12
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Months to Roll                   of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
1                                   1,030   346,883,200     80.28     3.389       2.992       703     75.92     78.70   19.57
2                                     173    58,062,509     13.44     1.651       1.255       700     76.17     79.35   18.34
3                                      83    22,913,313      5.30     2.052       1.664       697     73.84     75.99   15.06
4                                      13     4,251,942      0.98     2.280       1.896       702     75.68     80.86   15.05
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299   432,110,963    100.00     3.074       2.677       702     75.84     78.67   19.12
-------------------------------------------------------------------------------------------------------------------------------
Average AS OF: 2005-11-01
Minimum: 1
Maximum: 4
Weighted Average: 1
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 4 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
11th District COFI Index
================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Lifetime Maximum Rate            of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
9.501% - 10.000%                    1,292  429,960,026      99.50     3.065       2.670       702     75.82     78.65   19.15
10.001% - 10.500%                       1      250,000       0.06     1.500       1.116       730     62.81     62.81    0.00
10.501% - 11.000%                       1      687,358       0.16     6.750       6.366       733     76.56     76.56    0.00
11.001% - 11.500%                       3      560,295       0.13     4.576       3.439       699     88.58     88.58    0.00
11.501% - 12.000%                       2      653,285       0.15     4.185       3.801       700     85.65     90.00   43.47
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67   19.12
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 9.950%
Maximum: 11.950%
Weighted Average: 9.956%
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
First Adjustment Cap             of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
0.000%                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67   19.12
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67   19.12
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 0.000%
Weighted Average: 0.000%
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
Distribution by                    Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
IO only terms                    of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
0                                   1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67   19.12
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67   19.12
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
Original Prepayment                Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Penalty Term                     of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
------------------------------------------------------------------------------------------------------------------------------
0                                     444  157,548,403      36.46     3.054       2.658       708     76.01     79.00   17.69
12                                    367  128,633,081      29.77     2.813       2.415       702     75.64     79.16   20.37
36                                    488  145,929,479      33.77     3.325       2.930       696     75.84     77.87   19.58
------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67   19.12
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 5 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
11th District COFI Index
================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Original LTV                     of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
50.00% or less                         44   10,847,784       2.51     2.637       2.253       715     42.95      46.67  16.26
50.01% - 55.00%                        22    7,417,341       1.72     3.586       3.202       697     53.41      55.66   6.34
55.01% - 60.00%                        21    6,943,488       1.61     2.073       1.689       703     58.23      59.33   9.54
60.01% - 65.00%                        43   13,440,865       3.11     2.807       2.423       715     63.68      67.46  13.69
65.01% - 70.00%                       126   48,186,244      11.15     2.688       2.304       706     68.82      72.50  13.46
70.01% - 75.00%                       195   74,584,569      17.26     3.180       2.796       694     74.12      76.25  10.32
75.01% - 80.00%                       751  246,308,532      57.00     3.019       2.635       704     79.66      82.78  22.57
80.01% - 85.00%                        14    3,871,831       0.90     4.170       3.616       679     84.32      84.32  31.98
85.01% - 90.00%                        65   15,871,626       3.67     4.553       3.961       686     89.34      89.35  38.60
90.01% - 95.00%                        18    4,638,683       1.07     4.777       4.092       713     94.82      94.82  16.07
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84      78.67  19.12
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 22.22
Maximum: 95.00
Weighted Average: 75.84
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Combined LTV                     of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
50.00% or less                         43    9,610,284       2.22     2.847       2.463       712     42.04      42.37  18.35
50.01% - 55.00%                        21    6,417,341       1.49     3.950       3.566       707     53.42      53.42   7.33
55.01% - 60.00%                        20    6,195,629       1.43     1.539       1.155       700     58.30      58.30  10.70
60.01% - 65.00%                        38   10,396,265       2.41     3.207       2.823       706     63.36      63.36  17.71
65.01% - 70.00%                       108   40,819,517       9.45     2.897       2.513       706     68.27      68.87   6.88
70.01% - 75.00%                       170   63,001,926      14.58     3.475       3.091       692     73.99      74.09  11.20
75.01% - 80.00%                       528  172,063,935      39.82     3.161       2.777       706     79.13      79.61  23.44
80.01% - 85.00%                        29   10,601,110       2.45     3.352       2.906       705     78.69      83.66  24.16
85.01% - 90.00%                       322  107,458,274      24.87     2.726       2.311       698     79.98      89.63  22.70
90.01% - 95.00%                        19    5,394,683       1.25     4.248       3.605       716     92.75      94.85  13.82
95.01% - 100.00%                        1      152,000       0.04     1.000       0.616       689     80.00     100.00   0.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84      78.67  19.12
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 22.22
Maximum: 100.00
Weighted Average: 78.67
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
Geographical                       Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Distribution (Top 5)             of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
California                            484  196,382,822      45.45     3.193       2.800       700     74.80      77.71  14.48
Florida                               153   42,677,337       9.88     2.751       2.352       711     76.69      80.22  13.96
New Jersey                             81   27,054,739       6.26     2.756       2.358       694     76.01      77.29  15.74
Arizona                                98   25,975,636       6.01     3.337       2.953       709     76.21      77.66  40.67
Nevada                                 60   17,805,479       4.12     2.917       2.524       715     78.24      81.08  16.26
Other                                 423  122,214,950      28.28     3.032       2.627       701     76.75      79.82  24.98
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84      78.67  19.12
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 6 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
11th District COFI Index
================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
California loan breakdown        of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
Northern CA                           190   71,183,146      16.47     3.255       2.866       699     75.79     78.51    13.30
Southern CA                           294  125,199,676      28.97     3.158       2.763       701     74.24     77.26    15.15
State not in CA                       815  235,728,141      54.55     2.974       2.575       704     76.71     79.46    22.99
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67    19.12
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
Top 10                             Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Zip Codes                        of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
91344                                   5    2,701,199       0.63     2.748       2.364       682     78.29     85.50    18.61
99516                                   3    2,538,935       0.59     6.747       6.363       713     72.52     75.30     0.00
95340                                   9    2,305,540       0.53     3.178       2.794       732     72.74     74.50    25.70
96825                                   4    2,097,944       0.49     3.243       2.859       704     77.52     79.08     0.00
89509                                   5    2,071,598       0.48     3.232       2.848       742     79.06     79.06    32.81
92234                                   5    2,059,587       0.48     5.784       5.400       702     76.95     78.61    62.97
91311                                   1    2,000,000       0.46     2.000       1.616       651     66.67     90.00   100.00
85249                                   4    1,885,439       0.44     3.903       3.519       748     76.52     76.52    41.85
93065                                   4    1,731,308       0.40     3.645       3.261       703     77.60     77.60     0.00
92570                                   4    1,694,012       0.39     6.750       6.366       694     80.00     84.96     0.00
Other                               1,255  411,025,400      95.12     3.021       2.624       702     75.85     78.59    18.68
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67    19.12
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
FICO Scores                      of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
601 - 620                              10    2,176,060       0.50     2.842       2.364       617     79.89     80.00    41.24
621 - 640                              70   25,628,461       5.93     2.809       2.404       631     74.15     76.06    36.37
641 - 660                             140   46,582,719      10.78     2.869       2.461       652     75.60     78.91    24.21
661 - 680                             240   83,770,239      19.39     3.150       2.746       671     77.00     79.77    11.98
681 - 700                             240   77,997,995      18.05     2.940       2.550       690     76.18     79.31    15.78
701 - 720                             153   55,348,057      12.81     3.125       2.724       711     76.22     77.75    20.28
721 - 740                             149   46,937,093      10.86     3.606       3.217       731     75.58     79.14    21.08
741 - 760                             126   39,513,832       9.14     2.958       2.570       750     75.12     78.72    13.99
761 greater than or equal to          171   54,156,509      12.53     3.030       2.646       780     74.78     77.48    22.43
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67    19.12
-------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 608
Maximum: 821
Weighted Average: 702
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 7 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
11th District COFI Index
================================================================================


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Mortgage Properties              of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
Condominium                           163   47,444,667      10.98     3.026       2.634       712     77.32     80.40    18.95
PUD                                   267   97,405,931      22.54     3.290       2.889       708     76.21     79.70    21.87
Single Family                         774  253,040,380      58.56     2.942       2.546       698     75.56     78.12    17.77
Two- to Four Family                    95   34,219,985       7.92     3.498       3.103       704     74.84     77.33    21.54
------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67    19.12
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Occupancy types                  of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
Investor                              348   92,335,346      21.37     3.595       3.208       720     74.85     77.57    24.16
Primary                               856  312,037,828      72.21     2.986       2.586       695     76.06     78.81    18.40
Secondary                              95   27,737,790       6.42     2.322       1.936       722     76.70     80.74    10.50
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67    19.12
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Loan Purpose                     of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
Purchase                              533  178,470,813      41.30     3.046       2.650       713     78.47     82.94    18.28
Cash Out Refinance                    594  198,507,453      45.94     3.045       2.653       696     73.17     74.43    19.91
Rate/Term Refinance                   172   55,132,697      12.76     3.265       2.851       690     76.93     80.07    19.05
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67    19.12
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Document Type                    of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
Alternate                              81   23,015,002       5.33     3.401       2.983       693     77.00     78.90   100.00
CLUES                                   7    2,758,886       0.64     4.395       4.011       682     79.52     81.20     0.00
Full                                  216   59,618,692      13.80     3.405       3.007       704     77.83     80.98   100.00
Reduced                               870  306,225,794      70.87     2.915       2.525       703     75.68     78.81     0.00
Stated Doc                            125   40,492,590       9.37     3.507       3.078       699     73.25     73.85     0.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67    19.12
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
Rate Adjustment                    Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Frequency                        of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
1                                   1,299   432,110,963    100.00     3.074       2.677       702     75.84     78.67    19.12
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299   432,110,963    100.00     3.074       2.677       702     75.84     78.67    19.12
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 8 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
11th District COFI Index
================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
Payment Adjustment                 Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Frequency                        of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
12                                  1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67   19.12
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67   19.12
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Max Balance Amount               of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
110.00                                 35    14,094,170      3.26     3.314       2.930       709     75.91     80.30   13.00
115.00                              1,264   418,016,793     96.74     3.066       2.669       702     75.84     78.61   19.33
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299   432,110,963    100.00     3.074       2.677       702     75.84     78.67   19.12
-------------------------------------------------------------------------------------------------------------------------------
WA NGM AMT: 114.84
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Periodic Payment Cap             of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
7.500                               1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67   19.12
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67   19.12
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Teaser Period                    of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
1                                   1,135  383,073,530      88.65     3.186       2.789       702     75.83     78.78   19.15
3                                     164   49,037,433      11.35     2.196       1.802       702     75.91     77.78   18.93
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67   19.12
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.00
Maximum: 3.00
Weighted Average Teaser: 1.23
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Silent 2nd                       of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
N                                   1,011  324,297,725      75.05     3.291       2.891       702     75.53     75.54   19.36
Y                                     288  107,813,238      24.95     2.420       2.036       702     76.77     88.07   18.40
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67   19.12
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 9 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
11th District COFI Index
================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
DTI                              of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
0 or less                               1      390,321       0.09     7.125       6.741       686     80.00     80.00    0.00
1 - 10                                 10    2,596,138       0.60     3.927       3.543       707     71.67     72.42   24.59
11 - 20                                52   15,601,293       3.61     3.207       2.823       719     75.00     76.75   23.43
21 - 30                               181   53,370,608      12.35     2.842       2.454       707     74.41     78.24   13.56
31 - 40                               419  141,870,557      32.83     2.996       2.597       704     75.56     78.79   15.64
41 - 50                               465  164,209,436      38.00     3.187       2.793       699     76.24     79.06   19.12
51 - 60                               171   54,072,610      12.51     3.055       2.644       698     77.18     78.39   32.39
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67   19.12
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Hard Soft Breakout               of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
12 - HARD                             367  128,633,081      29.77     2.813       2.415       702     75.64     79.16   20.37
36 - HARD                             488  145,929,479      33.77     3.325       2.930       696     75.84     77.87   19.58
No Prepay                             444  157,548,403      36.46     3.054       2.658       708     76.01     79.00   17.69
-------------------------------------------------------------------------------------------------------------------------------
Total:                              1,299  432,110,963     100.00     3.074       2.677       702     75.84     78.67   19.12
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 10 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
1 Month LIBOR Index
================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Summary                          of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
Conforming                            627  143,545,583      46.37     3.846       3.444       706     76.78     78.70   25.03
Non-conforming                        284  166,050,076      53.63     3.508       3.111       714     74.65     77.94   16.57
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911  309,595,659     100.00     3.665       3.266       710     75.64     78.29   20.50
-------------------------------------------------------------------------------------------------------------------------------
Total Balance: $309,595,658.65
Avg Loan Balance: $339,841.56
WA Gross Rate: 3.665%
WA Net Rate: 3.266%
WA FICO: 710
WA LTV: 76
WA Rem Term: 359
WA Months to Reset: 1
As of Date: 2005-11-01
WA Gross Margin: 3.091%
WA First Periodic Cap: 8.5%
WA Max Rate: 9.98%
IO%: 0%
Cal %: 35%
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Current Principal Balance        of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                      3      128,522       0.04     3.686       3.302       655     71.51     79.51   36.57
$50,000.01 - $100,000.00               22    1,727,058       0.56     3.644       3.260       718     74.97     77.27   48.34
$100,000.01 - $150,000.00              87   11,152,500       3.60     3.916       3.532       709     76.42     79.19   42.76
$150,000.01 - $200,000.00             150   26,329,183       8.50     3.586       3.170       706     76.89     79.00   28.52
$200,000.01 - $250,000.00             116   26,045,578       8.41     3.825       3.411       706     76.54     78.35   27.22
$250,000.01 - $300,000.00             111   30,373,520       9.81     3.854       3.465       703     76.25     78.37   22.56
$300,000.01 - $359,699.00             114   37,508,216      12.12     4.071       3.666       705     77.97     79.44   22.53
$359,699.01 - $600,000.00             226  103,467,883      33.42     3.654       3.253       709     77.10     79.77   14.56
$600,000.01 - $800,000.00              44   29,523,478       9.54     3.550       3.151       717     73.38     75.79   29.33
$800,000.01 - $1,000,000.00            23   21,959,926       7.09     3.896       3.512       709     72.63     76.78   12.19
$1,000,000.01 - $1,250,000.00           5    5,653,360       1.83     3.549       3.165       741     72.36     81.03    0.00
$1,250,000.01 - $1,500,000.00           7   10,021,436       3.24     1.998       1.614       753     67.85     73.82   14.97
$1,500,000.01 - $1,750,000.00           1    1,715,000       0.55     2.000       1.616       686     70.00     80.00    0.00
$1,750,000.01 - $2,000,000.00           2    3,990,000       1.29     2.123       1.739       717     54.96     54.96    0.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911  309,595,659     100.00     3.665       3.266       710     75.64     78.29   20.50
-------------------------------------------------------------------------------------------------------------------------------
Minimum: $40,000.00
Maximum: $2,000,000.00
Average: $339,841.56
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Loan Servicers                   of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans                911  309,595,659     100.00     3.665       3.266       710     75.64     78.29   20.50
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911  309,595,659     100.00     3.665       3.266       710     75.64     78.29   20.50
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 1 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
1 Month LIBOR Index
================================================================================


-------------------------------------------------------------------------------------------------------------------------------

                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Loan Originators                 of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans                911  309,595,659     100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911  309,595,659     100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Original Gross Rate              of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
0.501% - 1.000%                       385  145,053,013      46.85     3.960       3.576       714     74.64     77.75    17.19
1.001% - 1.500%                       252   79,550,661      25.70     3.744       3.360       706     75.05     77.38    18.41
1.501% - 2.000%                       122   43,492,196      14.05     2.642       2.258       708     75.84     78.14    23.00
2.001% - 2.500%                        88   22,365,037       7.22     2.875       2.486       714     78.53     81.23    36.82
2.501% - 3.000%                        26    8,339,050       2.69     3.715       3.185       698     77.24     78.91    22.57
3.001% - 3.500%                        28    8,272,492       2.67     5.089       4.345       701     86.70     87.69    35.54
3.501% - 4.000%                         9    2,165,604       0.70     3.739       3.191       701     81.08     82.94    21.17
5.501% - 6.000%                         1      357,607       0.12     5.625       4.866       721     79.78     79.78   100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911  309,595,659     100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 5.625%
Weighted Average: 1.457%
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Current Gross Rate               of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
0.501% - 1.000%                       193   71,794,489      23.19     1.000       0.616       715     73.33     77.02    15.40
1.001% - 1.500%                       140   48,491,168      15.66     1.456       1.072       705     74.43     77.27    11.53
1.501% - 2.000%                        97   36,304,856      11.73     1.790       1.406       709     73.40     76.16    24.83
2.001% - 2.500%                        74   19,826,280       6.40     2.349       1.965       713     77.92     80.81    35.44
2.501% - 3.000%                        20    6,809,968       2.20     2.827       2.315       703     75.35     77.08    22.04
3.001% - 3.500%                        18    5,063,052       1.64     3.279       2.774       701     84.02     85.43    39.47
3.501% - 4.000%                         9    2,165,604       0.70     3.739       3.191       701     81.08     82.94    21.17
5.001% - 5.500%                         2      478,245       0.15     5.421       5.037       733     82.40     82.40    36.52
5.501% - 6.000%                        14    4,300,050       1.39     5.934       5.519       698     78.05     80.52    43.52
6.001% - 6.500%                        30    9,790,407       3.16     6.325       5.941       736     77.54     78.34    43.39
6.501% - 7.000%                       132   46,443,973      15.00     6.810       6.419       708     75.96     78.54    13.08
7.001% or more                        182   58,127,567      18.78     7.406       6.979       709     78.41     80.15    24.84
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911  309,595,659     100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 9.950%
Weighted Average: 3.665%
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 2 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
1 Month LIBOR Index
================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Gross Margin                     of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
2.000% or less                         10    2,342,697       0.76     3.823       3.382       713     72.03     73.37    58.74
2.001% - 2.250%                        27    9,263,000       2.99     2.794       2.410       712     72.82     72.82    25.61
2.251% - 2.500%                        44   13,229,448       4.27     3.277       2.893       725     74.80     76.70    30.88
2.501% - 2.750%                        97   35,692,620      11.53     4.092       3.708       721     73.34     76.04    24.48
2.751% - 3.000%                       191   69,628,800      22.49     3.683       3.291       708     75.73     78.29    15.25
3.001% - 3.250%                       169   60,565,391      19.56     3.789       3.398       711     75.28     77.51    22.07
3.251% - 3.500%                       305   97,216,779      31.40     3.186       2.801       706     75.99     79.80    15.89
3.501% - 3.750%                        31    8,501,997       2.75     4.906       4.493       703     78.26     79.88    18.20
3.751% - 4.000%                        24   10,061,460       3.25     5.261       4.776       701     80.00     80.00    52.43
4.001% - 4.250%                         5    1,209,721       0.39     5.040       4.018       709     89.15     89.15    40.32
4.251% - 4.500%                         4    1,011,574       0.33     6.225       4.990       709     89.50     89.50     0.00
4.501% - 4.750%                         2      538,863       0.17     8.589       7.317       716     93.54     93.54     0.00
4.751% - 5.000%                         1      192,029       0.06     8.875       7.381       658     89.95     89.95     0.00
6.501% - 6.750%                         1      141,282       0.05     9.950       9.566       718     72.62     72.62   100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911  309,595,659     100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.975%
Maximum: 6.625%
Weighted Average: 3.091%
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Current Net Rate                 of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
0.501% - 1.000%                       247   86,608,975      27.97     1.061       0.677       715     74.17     77.46    15.47
1.001% - 1.500%                       167   63,685,256      20.57     1.616       1.232       707     72.69     75.46    17.84
1.501% - 2.000%                        53   17,634,825       5.70     2.182       1.748       695     77.86     81.75    39.59
2.001% - 2.500%                        54   14,995,099       4.84     2.630       2.188       715     77.08     79.36    16.65
2.501% - 3.000%                        20    5,073,211       1.64     3.195       2.794       709     81.87     84.58    28.84
3.001% - 3.500%                        10    2,458,050       0.79     3.655       3.271       684     81.59     83.23    38.25
4.501% - 5.000%                         2      661,186       0.21     5.510       4.923       726     79.40     79.40    54.09
5.001% - 5.500%                         4      998,198       0.32     5.761       5.377       719     77.73     81.23    71.24
5.501% - 6.000%                        32   10,607,352       3.43     6.206       5.793       716     78.30     78.98    37.48
6.001% - 6.500%                       117   42,145,245      13.61     6.763       6.373       713     76.13     78.36    13.23
6.501% - 7.000%                       159   50,632,547      16.35     7.254       6.848       709     78.05     80.63    21.94
7.001% or more                         46   14,095,714       4.55     7.751       7.285       702     77.91     78.21    36.06
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911  309,595,659     100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.616%
Maximum: 9.566%
Weighted Average: 3.266%
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Amortization Type                of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
Negative Amortizing                   911  309,595,659     100.00     3.665       3.266       710     75.64     78.29   20.50
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911  309,595,659     100.00     3.665       3.266       710     75.64     78.29   20.50
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 3 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
1 Month LIBOR Index
================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
Remaining Months                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
to maturity                      of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
341 - 350                               2      484,855       0.16     6.219       5.835       737     78.58     78.58   100.00
351 - 355                              27    8,241,780       2.66     6.918       6.517       709     81.63     85.05     2.68
356 - 360                             882  300,869,024      97.18     3.572       3.172       710     75.47     78.11    20.86
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911  309,595,659     100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 347
Maximum: 360
Weighted Average: 359
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Seasoning                        of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
0 <=                                  502  173,983,044      56.20     1.548       1.154       709     74.43     77.68    17.20
1 - 6                                 399  133,339,667      43.07     6.370       5.964       712     77.12     78.98    24.61
7 - 12                                  8    1,788,093       0.58     7.199       6.738       703     81.68     86.41    12.33
13 - 18                                 2      484,855       0.16     6.219       5.835       737     78.58     78.58   100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911  309,595,659     100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Index for loans                  of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
1 MO LIBOR                            911   309,595,659    100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911   309,595,659    100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Months to Roll                   of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
1                                     745   251,539,469     81.25     4.083       3.680       711     76.01     78.42    19.42
2                                     104    33,212,530     10.73     1.687       1.301       705     75.49     80.13    26.79
3                                      50    19,867,460      6.42     2.098       1.714       710     71.26     72.83    20.16
4                                      12     4,976,200      1.61     2.017       1.633       713     75.17     81.64    34.15
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911   309,595,659    100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------
Average AS OF: 2005-11-01
Minimum: 1
Maximum: 4
Weighted Average: 1
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 4 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
1 Month LIBOR Index
================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Lifetime Maximum Rate            of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
9.501% - 10.000%                      886   302,217,402     97.62     3.610       3.211       711     75.60     78.25    20.34
10.001% - 10.500%                      10     2,749,670      0.89     6.632       6.248       692     77.85     85.48     0.00
10.501% - 11.000%                       5     1,470,452      0.47     3.050       2.666       676     71.35     71.35    11.56
11.001% - 11.500%                       3     1,318,019      0.43     7.220       6.674       658     74.90     74.90    75.83
11.501% - 12.000%                       3       874,760      0.28     6.455       6.071       707     86.01     86.01    59.90
12.001% or more                         4       965,355      0.31     5.904       5.520       687     79.40     79.40    28.68
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911   309,595,659    100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 9.950%
Maximum: 12.700%
Weighted Average: 9.977%
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
First Adjustment Cap             of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
0.000%                                911   309,595,659    100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911   309,595,659    100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 0.000%
Weighted Average: 0.000%
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
Distribution by                    Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
IO only terms                    of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
0                                     911   309,595,659    100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911   309,595,659    100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
Original Prepayment                Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Penalty Term                     of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
0                                     392   138,690,606     44.80     3.973       3.569       714     75.54     77.47    20.43
12                                    519   170,905,053     55.20     3.415       3.019       707     75.71     78.97    20.55
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911   309,595,659    100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 5 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
1 Month LIBOR Index
================================================================================



-------------------------------------------------------------------------------------------------------------------------------

                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Original LTV                     of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
50.00% or less                        18     5,028,791       1.62     2.026       1.642       741     36.64     36.68    26.11
50.01% - 55.00%                       15     7,065,236       2.28     2.923       2.539       711     53.03     53.03    15.99
55.01% - 60.00%                       15     6,812,258       2.20     2.714       2.330       702     58.07     58.07    11.22
60.01% - 65.00%                       33    13,208,124       4.27     3.275       2.891       708     63.58     64.34    16.97
65.01% - 70.00%                       98    36,576,130      11.81     2.544       2.160       712     68.72     72.72     7.88
70.01% - 75.00%                      120    51,517,978      16.64     4.149       3.765       707     74.03     77.44    15.89
75.01% - 80.00%                      537   169,202,506      54.65     3.695       3.310       712     79.68     82.58    24.14
80.01% - 85.00%                       11     2,793,951       0.90     4.193       3.631       705     83.70     83.70    36.01
85.01% - 90.00%                       47    12,649,752       4.09     5.647       5.054       701     89.29     89.29    22.54
90.01% - 95.00%                       17     4,740,931       1.53     5.695       4.987       687     94.69     94.69    47.32
-------------------------------------------------------------------------------------------------------------------------------
Total:                               911   309,595,659     100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 19.75
Maximum: 95.00
Weighted Average: 75.64
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Combined LTV                     of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
50.00% or less                        18     5,028,791       1.62     2.026       1.642       741     36.64     36.68    26.11
50.01% - 55.00%                       15     7,065,236       2.28     2.923       2.539       711     53.03     53.03    15.99
55.01% - 60.00%                       15     6,812,258       2.20     2.714       2.330       702     58.07     58.07    11.22
60.01% - 65.00%                       31    12,061,144       3.90     3.000       2.616       708     63.68     63.68    17.75
65.01% - 70.00%                       83    28,622,229       9.25     2.982       2.598       710     68.30     68.58     8.63
70.01% - 75.00%                      102    39,467,703      12.75     4.451       4.067       704     73.90     73.94    20.55
75.01% - 80.00%                      380   121,895,982      39.37     3.719       3.334       714     79.32     79.62    24.52
80.01% - 85.00%                       20     7,668,395       2.48     3.630       3.181       710     79.77     83.50    14.43
85.01% - 90.00%                      228    75,239,528      24.30     3.705       3.286       707     79.94     89.66    18.99
90.01% - 95.00%                       19     5,734,392       1.85     4.910       4.258       684     92.15     94.75    39.12
-------------------------------------------------------------------------------------------------------------------------------
Total:                               911   309,595,659     100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 19.75
Maximum: 95.00
Weighted Average: 78.29
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
Geographical                       Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Distribution (Top 5)             of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
California                            264   108,681,976     35.10     3.698       3.302       709     73.39     75.53    14.89
Florida                               185    51,976,513     16.79     3.264       2.860       716     76.92     80.61    13.04
Nevada                                 55    17,178,595      5.55     4.078       3.694       704     77.46     79.73    34.32
Arizona                                47    13,346,896      4.31     4.184       3.800       700     76.59     78.83    23.82
New Jersey                             33    13,272,059      4.29     3.636       3.232       703     77.18     79.42    21.28
Other                                 327   105,139,620     33.96     3.700       3.295       711     76.72     79.56    27.19
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911   309,595,659    100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 6 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
1 Month LIBOR Index
================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
California loan breakdown        of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
Northern CA                            87    34,090,550     11.01     3.726       3.333       708     74.59     75.70    14.50
Southern CA                           177    74,591,426     24.09     3.685       3.288       710     72.83     75.45    15.07
State not in CA                       647   200,913,682     64.90     3.647       3.246       711     76.86     79.79    23.53
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911   309,595,659    100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Top 10 Zip Codes                 of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
33156                                   4    2,929,158       0.95     2.203       1.819       721     72.13     77.15     3.07
89141                                   5    2,663,048       0.86     3.100       2.716       697     79.32     79.32    72.62
92262                                   3    2,510,532       0.81     2.115       1.731       754     74.78     78.80    59.75
08226                                   1    2,000,000       0.65     1.500       1.116       734     58.22     58.22     0.00
60022                                   1    1,990,000       0.64     2.750       2.366       700     51.69     51.69     0.00
33133                                   4    1,787,171       0.58     3.619       3.184       749     74.54     87.47    11.25
92887                                   1    1,715,000       0.55     2.000       1.616       686     70.00     80.00     0.00
33173                                   3    1,704,368       0.55     1.778       1.394       706     80.00     80.00     0.00
90019                                   3    1,694,076       0.55     3.232       2.848       724     70.96     76.05     0.00
89129                                   5    1,608,487       0.52     3.457       3.073       672     77.24     77.24    27.87
Other                                 881  288,993,820      93.35     3.745       3.345       710     75.97     78.56    20.51
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911  309,595,659     100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
FICO Scores                      of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
600 or less or not available           1       173,600       0.06     1.000       0.616          0    70.00     70.00     0.00
601 - 620                              1       202,030       0.07     2.000       1.616        606    84.18     84.18   100.00
621 - 640                             42    11,505,129       3.72     3.893       3.458        631    76.93     78.91    34.72
641 - 660                             81    23,930,440       7.73     3.455       3.047        652    75.36     78.97    31.20
661 - 680                            143    46,590,407      15.05     3.692       3.302        671    76.08     78.76     9.64
681 - 700                            184    64,222,030      20.74     3.458       3.060        690    75.64     78.28    18.00
701 - 720                            127    45,214,774      14.60     3.911       3.521        709    76.74     79.42    23.09
721 - 740                            104    37,546,353      12.13     4.293       3.864        731    76.42     78.00    19.24
741 - 760                             91    28,418,153       9.18     3.390       2.990        750    76.56     79.25    18.78
761 greater than or equal to         137    51,792,743      16.73     3.440       3.054        779    73.03     76.15    24.59
-------------------------------------------------------------------------------------------------------------------------------
Total:                               911   309,595,659     100.00     3.665       3.266        710    75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 606
Maximum: 816
Weighted Average: 710
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 7 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
1 Month LIBOR Index
================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Mortgage Properties              of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
Condominium                           140    36,526,829     11.80     3.371       2.966       718     77.92     81.15    20.29
PUD                                   221    78,018,755     25.20     3.881       3.484       709     77.50     79.94    22.80
Single Family                         480   171,412,569     55.37     3.570       3.169       709     74.44     77.13    20.65
Two- to Four Family                    70    23,637,506      7.63     4.095       3.707       709     74.67     76.93    12.09
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911   309,595,659    100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Occupancy types                  of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
Investor                              305    81,608,283     26.36     4.216       3.830       711     76.03     78.56    29.09
Primary                               529   204,625,416     66.09     3.585       3.179       709     75.52     78.24    17.31
Secondary                              77    23,361,960      7.55     2.437       2.053       720     75.26     77.80    18.41
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911   309,595,659    100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Loan Purpose                     of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
Purchase                              467   150,785,333     48.70     3.699       3.297       717     78.47     82.44    20.69
Cash Out Refinance                    333   115,209,076     37.21     3.657       3.266       703     73.31     74.27    20.14
Rate/Term Refinance                   111    43,601,250     14.08     3.566       3.158       707     72.00     74.61    20.76
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911   309,595,659    100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Document Type                    of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
Alternate                              59   15,018,140       4.85     3.530       3.097       710     77.63     80.42     0.00
CLUES                                   5    2,194,632       0.71     5.127       4.679       665     77.77     80.40     0.00
Full                                  165   48,435,192      15.64     4.086       3.685       713     77.21     78.75     0.00
Reduced                               613  220,838,244      71.33     3.567       3.172       710     75.59     78.73     0.00
Stated Doc                             69   23,109,451       7.46     3.670       3.254       710     71.29     71.61     0.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911  309,595,659     100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Rate Adjustment Frequency        of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
1                                     911   309,595,659    100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911   309,595,659    100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 8 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
1 Month LIBOR Index
================================================================================



-------------------------------------------------------------------------------------------------------------------------------

                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Payment Adjustment Frequency     of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
12                                    911   309,595,659    100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911   309,595,659    100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Max Balance Amount               of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
110.00                                 10     2,891,422      0.93     3.693       3.309       690     72.63     72.63    11.04
115.00                                901   306,704,237     99.07     3.665       3.265       710     75.67     78.35    20.58
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911   309,595,659    100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------
WA NGM AMT: 114.95
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
Periodic                           Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Payment Cap                      of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
7.500                                 911  309,595,659     100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911  309,595,659     100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------

                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Teaser Period                    of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
1                                     794   266,000,619     85.92     3.902       3.502       709     75.90     78.66    19.06
3                                     117    43,595,039     14.08     2.220       1.824       715     74.01     76.07    29.25
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911   309,595,659    100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.00
Maximum: 3.00
Weighted Average Teaser: 1.28
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Silent 2nd                       of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
N                                     714  236,539,402      76.40     3.804       3.400       711     75.11     75.11    21.95
Y                                     197   73,056,256      23.60     3.214       2.830       708     77.36     88.61    15.79
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911  309,595,659     100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 9 of 10

[LOGO OMITTED] UBS INVESTMENT
                   BANK
CWALT05-72
1 Month LIBOR Index
================================================================================



-------------------------------------------------------------------------------------------------------------------------------

                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
DTI                              of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
0 or less                               5    1,269,016       0.41     3.464       3.080       700     78.08     81.44    44.91
1 - 10                                 10    2,535,212       0.82     3.747       3.363       695     73.38     73.71    12.81
11 - 20                                29    7,582,687       2.45     3.449       3.047       745     72.51     73.88    28.45
21 - 30                               143   42,994,169      13.89     4.439       4.049       715     76.63     79.04    19.20
31 - 40                               304  104,634,800      33.80     3.747       3.346       712     75.57     78.09    14.91
41 - 50                               301  107,175,929      34.62     3.494       3.093       704     75.34     78.23    20.03
51 - 60                               119   43,403,846      14.02     3.163       2.759       711     76.17     79.15    34.74
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911  309,595,659     100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             % of  Weighted                        Weighted  Weighted
                                                          Pool By   Average    Weighted  Weighted   Average   Average  % Full
                                   Number    Principal  Principal     Gross     Average   Average  Original  Combined     Alt
Hard Soft Breakout               of Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV     Doc
-------------------------------------------------------------------------------------------------------------------------------
12 - HARD                             519  170,905,053      55.20     3.415       3.019       707     75.71     78.97    20.55
No Prepay                             392  138,690,606      44.80     3.973       3.569       714     75.54     77.47    20.43
-------------------------------------------------------------------------------------------------------------------------------
Total:                                911  309,595,659     100.00     3.665       3.266       710     75.64     78.29    20.50
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
================================================================================
                                 Page 10 of 10